UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 4, 2004

Dark Dynamite, Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

1-10559 (Commission File Number)	65-1021346 (IRS Employer Identification Number)

c/o Lei, Ming President
E Pang Gong Site, 44 Hong Guang Road, Xi An, P.R.China 710068
(Address of principal executive offices)

(8629) 8436-8561
(Registrant's telephone number, including area code)

ITEM 7.    Financial Statements and Exhibits

Pro forma financial statements for Black Chandelier Inc., as of December 31, 2003. Prepared by Bongiovanni and Associates dated May 26, 2004. Financial statement required by 8-k filed March, 23, 2004

EXHIBIT	PAGE
NO.	NO.	DESCRIPTION

1		Pro forma financial statements for Black Chandelier Inc., as of December 31, 2003

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Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dark Dynamite, Inc.

Date: June 4, 2004	By:	/s/ Lei, Ming
Lei, Ming President

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